Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Dolphin Energy Company (the “Blue Dolphin”) on Form 10-Q for the period ended September 30, 2019 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan P. Carroll, Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer and Principal Financial Officer) of Blue Dolphin, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Dolphin.

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer, President, Assistant Treasurer and Secretary
(Principal Executive Officer and Principal Financial Officer)

November 14, 2019